Schedule of Investments PIMCO Flexible Municipal Income Fund	September 30, 2019 (Unaudited)

(AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF SHARES, CONTRACTS AND UNITS, IF ANY)

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
INVESTMENTS IN SECURITIES 128.1% ¤
CORPORATE BONDS & NOTES 3.2%
BANKING & FINANCE 3.2%
Bank of America Corp. 5.875% due 03/15/2028 •(e)	$640	$693
Barclays PLC 8.000% due 06/15/2024 •(e)(g)	600	639
BNP Paribas S.A. 7.000% due 08/16/2028 •(e)(g)	500	551
Credit Suisse Group AG 7.250% due 09/12/2025 •(e)(g)	600	642
ING Groep NV 5.750% due 11/16/2026 •(e)(g)	400	403
JPMorgan Chase & Co.
5.000% due 08/01/2024 •(e)	250	257
6.100% due 10/01/2024 •(e)	200	217
UBS Group Funding Switzerland AG 7.000% due 02/19/2025 •(e)(g)	430	473
Total Corporate Bonds & Notes (Cost $3,790)		3,875
MUNICIPAL BONDS & NOTES 111.7%
ALABAMA 3.0%
Jefferson County, Alabama Sewer Revenue Bonds, (AGM Insured), Series 2013 6.750% due 10/01/2046	1,000	970
Jefferson County, Alabama Sewer Revenue Bonds, Series 2013 7.750% due 10/01/2046	1,000	964
Selma Industrial Development Board, Alabama Revenue Bonds, Series 2019 2.000% due 11/01/2033 (a)	500	501
Southeast Alabama Gas Supply District Revenue Bonds, Series 2018 4.000% due 06/01/2049	1,000	1,089
		3,524
ARIZONA 0.8%
Maricopa County, Arizona Industrial Development Authority Revenue Bonds, Series 2019 1.500% due 01/01/2049	1,000	1,000
CALIFORNIA 9.3%
California Community Housing Agency Revenue Bonds, Series 2019
5.000% due 04/01/2049	1,000	1,116
5.000% due 08/01/2049	1,000	1,124
California Municipal Finance Authority Revenue Bonds, Series 2019 5.000% due 10/01/2044	500	586
California Public Finance Authority Revenue Bonds, Series 2017 1.120% due 08/01/2052	1,300	1,300
Chaffey Joint Union High School District, California General Obligation Bonds, Series 2019 4.000% due 08/01/2049	1,000	1,129
Golden State, California Tobacco Securitization Corp. Revenue Bonds, Series 2018 5.000% due 06/01/2047	1,000	1,026
Los Angeles Department of Water & Power, California Revenue Bonds, Series 2001 1.150% due 07/01/2034	2,000	2,000
San Jose Unified School District, California General Obligation Bonds, Series 2019 4.000% due 08/01/2042	1,000	1,157
Santa Clara Unified School District, California General Obligation Bonds, Series 2019 4.000% due 07/01/2048	1,000	1,110
Tobacco Securitization Authority of Northern California Revenue Bonds, Series 2005 0.000% due 06/01/2045 (c)	5,000	623
		11,171
COLORADO 2.8%
Aerotropolis Regional Transportation Authority, Colorado Revenue Bonds, Series 2019 5.000% due 12/01/2051	1,000	1,035
Colorado Health Facilities Authority Revenue Bonds, Series 2019 5.000% due 08/01/2044	1,000	1,194

Schedule of Investments PIMCO Flexible Municipal Income Fund (Cont.)	September 30, 2019 (Unaudited)

Dominion Water & Sanitation District, Colorado Revenue Bonds, Series 2016 5.750% due 12/01/2036	1,000	1,069
		3,298
CONNECTICUT 1.0%
Connecticut State General Obligation Bonds, Series 2019 5.000% due 04/15/2039	1,000	1,228
DELAWARE 0.8%
University of Delaware Revenue Bonds, Series 2005 1.280% due 11/01/2035	900	900
FLORIDA 3.1%
Florida Development Finance Corp. Revenue Bonds, Series 2019 1.900% due 01/01/2049	1,000	1,001
JEA Electric System, Florida Revenue Bonds, Series 2017 4.000% due 10/01/2037	500	561
Lee Memorial Health System, Florida Revenue Bonds, Series 2019 5.000% due 04/01/2033	1,000	1,190
Miami-Dade County, Florida Industrial Development Authority Revenue Bonds, Series 2007 1.750% due 09/01/2027	1,000	1,001
		3,753
GEORGIA 4.7%
Burke County, Georgia Development Authority Revenue Bonds, Series 2013 2.925% due 11/01/2053	1,000	1,043
Houston Healthcare System, Inc., Georgia Revenue Bonds, Series 2016 5.000% due 10/01/2031	1,000	1,106
Municipal Electric Authority of Georgia Revenue Bonds, (BABs), Series 2010 6.637% due 04/01/2057	1,000	1,382
Municipal Electric Authority of Georgia Revenue Bonds, Series 2019 4.000% due 01/01/2049	2,000	2,136
		5,667
ILLINOIS 9.5%
Chicago Board of Education, Illinois General Obligation Bonds, (NPFGC Insured), Series 1998 0.000% due 12/01/2028 (c)	1,245	955
Chicago Board of Education, Illinois General Obligation Notes, Series 2019 0.000% due 12/01/2026 (c)	1,000	810
Chicago, Illinois General Obligation Bonds, Series 2002 5.000% due 01/01/2024	1,915	2,110
Chicago, Illinois General Obligation Bonds, Series 2019
5.000% due 01/01/2039	1,000	1,142
5.500% due 01/01/2049	500	585
Chicago, Illinois Waterworks Revenue Bonds, Series 2014 4.000% due 11/01/2032	50	53
Illinois Development Finance Authority Revenue Bonds, Series 1999 1.500% due 10/01/2029	1,250	1,250
Illinois Finance Authority Revenue Bonds, Series 2017 5.125% due 02/15/2045	250	243
Illinois State General Obligation Bonds, Series 2014 5.250% due 02/01/2029	950	1,047
Illinois State General Obligation Notes, Series 2017
5.000% due 11/01/2021	1,000	1,057
5.000% due 12/01/2021	1,000	1,060
Illinois State Revenue Bonds, Series 2013 5.000% due 06/15/2025	1,000	1,092
		11,404
INDIANA 4.2%
Indiana Finance Authority Revenue Bonds, Series 2007 1.380% due 02/01/2037	850	850
Indiana Finance Authority Revenue Bonds, Series 2019 7.000% due 03/01/2039	3,000	3,034
Indiana Health & Educational Facilities Financing Authority Revenue Bonds, Series 2006 5.000% due 11/15/2046	1,000	1,175
		5,059
KENTUCKY 0.5%
Kentucky Economic Development Finance Authority Revenue Bonds, Series 2016 6.000% due 11/15/2036	685	562
LOUISIANA 1.7%
Louisiana Local Government Environmental Facilities & Community Development Authority Revenue Bonds, Series 2010 6.500% due 11/01/2035	1,000	1,052

Schedule of Investments PIMCO Flexible Municipal Income Fund (Cont.)	September 30, 2019 (Unaudited)

Parish of St John the Baptist, Louisiana Revenue Bonds, Series 2017 2.000% due 06/01/2037	1,000	1,003
		2,055
MAINE 0.4%
Finance Authority of Maine Revenue Bonds, Series 2019 5.250% due 06/15/2034	500	509
MICHIGAN 0.5%
Detroit City School District, Michigan General Obligation Bonds, (AGM/Q-SBLF Insured), Series 2001 6.000% due 05/01/2029	500	630
MISSOURI 0.9%
Health & Educational Facilities Authority of the State of Missouri Revenue Bonds, Series 2019 4.000% due 02/15/2049	1,000	1,105
NEW HAMPSHIRE 0.9%
New Hampshire Business Finance Authority Revenue Notes, Series 2019 2.150% due 09/01/2025	1,000	1,007
NEW JERSEY 2.6%
Rutgers The State University of New Jersey Revenue Bonds, Series 2019 3.915% due 05/01/2119	1,000	1,003
Tobacco Settlement Financing Corp., New Jersey Revenue Bonds, Series 2018 5.000% due 06/01/2046	1,870	2,063
		3,066
NEW YORK 25.9%
Metropolitan Transportation Authority, New York Revenue Notes, Series 2019 5.000% due 09/01/2022	1,030	1,128
New York City Transitional Finance Authority Future Tax Secured Revenue, New York Revenue Bonds, Series 2018 4.000% due 11/15/2046 (f)	10,000	11,248
New York City Transitional Finance Authority Future Tax Secured, New York Revenue Bonds, Series 2018 1.400% due 08/01/2045	2,000	2,000
New York City, New York General Obligation Bonds, Series 2017 1.400% due 10/01/2046	3,545	3,545
New York City, New York Housing Development Corp. Revenue Bonds, Series 2013 5.250% due 07/01/2031	1,000	1,126
New York City, New York Transitional Finance Authority Future Tax Secured Revenue Bonds, Series 2010 1.400% due 08/01/2039	2,000	2,000
New York City, New York Water & Sewer System Revenue Bonds, Series 2010 1.390% due 06/15/2043	2,100	2,100
New York City, New York Water & Sewer System Revenue Bonds, Series 2013 1.400% due 06/15/2050	650	650
New York City, New York Water & Sewer System Revenue Bonds, Series 2019 5.000% due 06/15/2049	2,000	2,501
New York State Dormitory Authority Revenue Bonds, Series 2019 5.000% due 05/01/2048	1,500	1,785
New York State Urban Development Corp. Revenue Bonds, Series 2019 5.000% due 03/15/2042	1,000	1,231
Syracuse Industrial Development Agency, New York Revenue Bonds, Series 2016 5.000% due 01/01/2033	1,000	1,102
TSASC, Inc., New York Revenue Bonds, Series 2017 5.000% due 06/01/2041	500	559
		30,975
OHIO 7.9%
Buckeye Tobacco Settlement Financing Authority, Ohio Revenue Bonds, Series 2007
0.000% due 06/01/2047 (c)	3,250	197
0.000% due 06/01/2052 (c)	10,740	465
5.125% due 06/01/2024	1,990	1,990
5.875% due 06/01/2047	1,500	1,507
6.500% due 06/01/2047	1,000	1,027
Ohio Air Quality Development Authority Revenue Bonds, Series 2014 2.400% due 12/01/2038	1,000	1,007
Ohio Air Quality Development Authority Revenue Notes, Series 2019 3.250% due 09/01/2029	2,000	2,070
Ohio State Revenue Bonds, Series 2016 5.000% due 12/01/2031	1,000	1,224
		9,487
OREGON 0.3%
Oregon State Business Development Commission Revenue Bonds, Series 2017 6.500% due 04/01/2031	400	378
PENNSYLVANIA 3.3%
Blythe Township Solid Waste Authority, Pennsylvania Revenue Bonds, Series 2017 7.750% due 12/01/2037	1,000	1,143

Schedule of Investments PIMCO Flexible Municipal Income Fund (Cont.)	September 30, 2019 (Unaudited)

Pennsylvania Economic Development Financing Authority Revenue Notes, Series 2015 5.000% due 12/31/2022	1,000	1,092
Pennsylvania Higher Educational Facilities Authority Revenue Bonds, Series 2015 5.000% due 09/01/2045	1,000	1,140
Philadelphia Authority for Industrial Development, Pennsylvania Revenue Bonds, Series 2017 5.500% due 12/01/2058	500	534
		3,909
PUERTO RICO 6.6%
Puerto Rico Commonwealth Aqueduct & Sewer Authority Revenue Bonds, Series 2012 5.250% due 07/01/2042	1,000	1,049
Puerto Rico Electric Power Authority Revenue Bonds, Series 2007 5.000% due 07/01/2032 ^(b)	345	276
Puerto Rico Electric Power Authority Revenue Bonds, Series 2010
5.250% due 07/01/2021 ^(b)	235	189
5.250% due 07/01/2022 ^(b)	600	481
5.250% due 07/01/2027 ^(b)	500	401
Puerto Rico Electric Power Authority Revenue Bonds, Series 2012 5.000% due 07/01/2029 ^(b)	335	268
Puerto Rico Electric Power Authority Revenue Notes, Series 2010 5.000% due 07/01/2020 ^(b)	600	480
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue Bonds, Series 2018
0.000% due 07/01/2046 (c)	9,520	2,536
4.750% due 07/01/2053	995	1,035
5.000% due 07/01/2058	925	977
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue Bonds, Series 2019 4.329% due 07/01/2040	250	254
		7,946
RHODE ISLAND 1.1%
Tobacco Settlement Financing Corp., Rhode Island Revenue Bonds, Series 2007 0.000% due 06/01/2052 (c)	1,700	230
Tobacco Settlement Financing Corp., Rhode Island Revenue Bonds, Series 2015 5.000% due 06/01/2040	1,000	1,116
		1,346
SOUTH CAROLINA 1.1%
South Carolina Public Service Authority Revenue Bonds, Series 2013 5.784% due 12/01/2041	1,000	1,355
TENNESSEE 0.9%
Tennessee Energy Acquisition Corp. Revenue Bonds, Series 2017 4.000% due 05/01/2048	1,000	1,070
TEXAS 10.2%
Brazoria County, Texas Industrial Development Corp. Revenue Bonds, Series 2019 9.000% due 03/01/2039	2,600	2,775
Dallas/Fort Worth International Airport, Texas Revenue Notes, Series 2016 1.160% due 11/01/2019	1,000	1,000
Houston, Texas Combined Utility System Revenue Bonds, Series 2019 5.000% due 11/15/2049	2,000	2,487
New Hope Cultural Education Facilities Finance Corp., Texas Revenue Bonds, Series 2019 5.000% due 12/01/2049	250	272
Northside Independent School District, Texas General Obligation Bonds, (PSF Insured), Series 2019 1.600% due 08/01/2049	250	250
Permanent University Fund - University of Texas System Revenue Bonds, Series 2008 1.460% due 07/01/2037	1,230	1,230
Port of Port Arthur Navigation District, Texas Revenue Bonds, Series 2018 1.900% due 06/01/2049	300	300
Texas Municipal Gas Acquisition & Supply Corp. Revenue Bonds, Series 2008 6.250% due 12/15/2026	2,500	2,918
Texas Private Activity Bond Surface Transportation Corp. Revenue Bonds, Series 2009 6.875% due 12/31/2039	1,000	1,014
		12,246
UTAH 3.3%
Utah County, Utah Revenue Bonds, Series 2014 1.530% due 05/15/2049	4,000	4,000
WASHINGTON 2.0%
Washington Health Care Facilities Authority Revenue Bonds, Series 2019 5.000% due 08/01/2049	2,000	2,373
WEST VIRGINIA 0.5%
Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007 0.000% due 06/01/2047 (c)	8,500	555

Schedule of Investments PIMCO Flexible Municipal Income Fund (Cont.)	September 30, 2019 (Unaudited)

WISCONSIN 1.9%
Public Finance Authority, Wisconsin Revenue Bonds, Series 2017 7.000% due 01/01/2050	1,000	1,241
Public Finance Authority, Wisconsin Revenue Bonds, Series 2018 6.125% due 01/01/2033	1,000	1,062
		2,303
Total Municipal Bonds & Notes (Cost $130,325)		133,881
	SHARES
MUTUAL FUNDS 3.5%
BlackRock MuniEnhanced Fund, Inc.	49,950	567
BlackRock MuniHoldings New Jersey Quality Fund, Inc.	40,750	580
BlackRock MuniHoldings Quality Fund, Inc.	73,110	935
BlackRock MuniYield Quality Fund, Inc.	53,065	798
BlackRock New York Municipal Income Trust	27,620	391
DWS Municipal Income Trust	76,560	887
Total Mutual Funds (Cost $4,060)		4,158
	PRINCIPAL AMOUNT (000s)
SHORT-TERM INSTRUMENTS 9.7%
COMMERCIAL PAPER 1.1%
District of Columbia 1.000% due 10/10/2019	$800	800
Miami-Dade County, Florida Water & Sewer System Revenue Notes, Series 2019 1.000% due 11/06/2019	500	500
		1,300
REPURCHASE AGREEMENTS (h) 0.4%
SHORT-TERM NOTES 8.2%		452
Federal Home Loan Bank
1.521% due 10/01/2019 (c)(d)	3,800	3,800
1.971% due 12/13/2019 (c)(d)	2,400	2,391
Metropolitan Transportation Authority, New York Revenue Notes, Series 2019 4.000% due 07/01/2020	1,000	1,019
Texas State Revenue Notes, Series 2019 4.000% due 08/27/2020	2,500	2,560
		9,770
Total Short-Term Instruments (Cost $11,523)		11,522
Total Investments in Securities (Cost $149,698)		153,436
Total Investments 128.1% (Cost $149,698)		$153,436
Variable Rate MuniFund Term Preferred Shares, at liquidation value (20.4)%		(24,450)
Financial Derivative Instruments (i)(j) 0.0%(Cost or Premiums, net $0)		1
Other Assets and Liabilities, net (7.7)%		(9,168)
Net Assets Applicable to Common Shareholders 100.0%		$119,819

Schedule of Investments PIMCO Flexible Municipal Income Fund (Cont.)	September 30, 2019 (Unaudited)

NOTES TO SCHEDULE OF INVESTMENTS:

* A zero balance may reflect actual amounts rounding to less than one thousand.

¤	The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security's country of incorporation may be different from its country of economic exposure.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
•	Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.
(a)	When-issued security.
(b)	Security is not accruing income as of the date of this report.
(c)	Zero coupon security.
(d)	Coupon represents a yield to maturity.
(e)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(f)	Represents an underlying municipal bond transferred to a tender option bond trust established in a tender option bond transaction in which the Fund sold, or caused the sale of, the underlying municipal bond and purchased the residual interest certificate. The security serves as collateral in a financing transaction.
(g)	Contingent convertible security.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(h)	REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	1.500%	09/30/2019	10/01/2019	$452	U.S. Treasury Notes 2.375% due 03/15/2021	$(465)	$452	$452
Total Repurchase Agreements						$(465)	$452	$452

(1)	Includes accrued interest.
(i)	FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

SHORT FUTURES CONTRACTS

					Variation Margin
Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Asset	Liability
U.S. Treasury 30-Year Bond December Futures	12/2019	28	$(4,545)	$16	$1	$0
Total Futures Contracts				$16	$1	$0

Cash of $134 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of September 30, 2019.

(j)	FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

SWAP AGREEMENTS:

TOTAL RETURN SWAPS ON SECURITIES

										Swap Agreements, at Value
Counterparty	Pay/Receive(1)	Underlying Reference	# of Shares	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Asset	Liability
BYL	Receive(1)	New Jersey Economic Development Authority «	N/A	2.696% (1-Month USD-LIBOR plus a specified spread)	Semi-Annual	03/15/2021	$3,000	$0	$0	$0	$0
Total Swap Agreements								$0	$0	$0	$0

(1)	Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

FAIR VALUE MEASUREMENTS

Schedule of Investments PIMCO Flexible Municipal Income Fund (Cont.)	September 30, 2019 (Unaudited)

The following is a summary of the fair valuations according to the inputs used as of September 30, 2019 in valuing the Fund's assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2019
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$3,875	$0	$3,875
Municipal Bonds & Notes
Alabama	0	3,524	0	3,524
Arizona	0	1,000	0	1,000
California	0	11,171	0	11,171
Colorado	0	3,298	0	3,298
Connecticut	0	1,228	0	1,228
Delaware	0	900	0	900
Florida	0	3,753	0	3,753
Georgia	0	5,667	0	5,667
Illinois	0	11,404	0	11,404
Indiana	0	5,059	0	5,059
Kentucky	0	562	0	562
Louisiana	0	2,055	0	2,055
Maine	0	509	0	509
Michigan	0	630	0	630
Missouri	0	1,105	0	1,105
New Hampshire	0	1,007	0	1,007
New Jersey	0	3,066	0	3,066
New York	0	30,975	0	30,975
Ohio	0	9,487	0	9,487
Oregon	0	378	0	378
Pennsylvania	0	3,909	0	3,909
Puerto Rico	0	7,946	0	7,946
Rhode Island	0	1,346	0	1,346
South Carolina	0	1,355	0	1,355
Tennessee	0	1,070	0	1,070
Texas	0	12,246	0	12,246
Utah	0	4,000	0	4,000
Washington	0	2,373	0	2,373
West Virginia	0	555	0	555
Wisconsin	0	2,303	0	2,303
Mutual Funds	4,158	0	0	4,158
Short-Term Instruments
Commercial Paper	0	1,300	0	1,300
Repurchase Agreements	0	452	0	452
Short-Term Notes	0	9,770	0	9,770

Total Investments	$4,158	$149,278	$0	$153,436

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$1	$0	$0	$1

Total Financial Derivative Instruments	$1	$0	$0	$1

Totals	$4,159	$149,278	$0	$153,437

There were no significant transfers into or out of Level 3 during the period ended September 30, 2019.

Notes to Financial Statements

1. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies The net asset value (“NAV”) of the Fund's shares is determined by dividing the total value of portfolio investments and other assets attributable to that Fund less any liabilities by the total number of shares outstanding of the Fund.

On each day that the New York Stock Exchange (“NYSE”) is open, Fund shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Fund or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. The Fund reserves the right to change the time as of which its NAV is calculated if the Fund closes earlier, or as permitted by the U.S. Securities and Exchange Commission (“SEC”).

For purposes of calculating a NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Fund's approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Fund will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by Pacific Investment Management Company LLC (“PIMCO” or the “Manager”) to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services. The Fund's investments in open-end management investment companies, other than exchange-traded funds ("ETFs"), are valued at the NAVs of such investments.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Fund may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Fund may utilize modeling tools provided by third-party vendors to determine fair values of non-U.S. securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) relating to the non-U.S security being fair valued between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Fund is not open for business, which may result in the Fund's portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree are valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree are valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of the Fund's shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Fund is not open for business. As a result, to the extent that the Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund's next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to PIMCO the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Board. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Fund's securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated, to the Manager, the responsibility for monitoring significant events that may materially affect the values of the Fund's securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When the Fund uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Fund’s policy is intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing, the Fund cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Fund may differ from the value that would be realized if the securities were sold.

(b) Fair Value Hierarchy U.S. GAAP describes fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy,

Notes to Financial Statements (Cont.)

separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

• Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

• Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

• Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Fund's assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services' internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE Close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate (“OIS”), London Interbank Offered Rate (“LIBOR”) forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

Notes to Financial Statements (Cont.)

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

2. FEDERAL INCOME TAX MATTERS

The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Manager has reviewed the Fund's tax positions for all open tax years. As of September 30, 2019, the Fund has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Fund files U.S. federal, state, and local tax returns as required. The Fund's tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Glossary: (abbreviations that may be used in the preceding statements)					(Unaudited)

Counterparty Abbreviations:
BYL	Barclays Bank PLC London Branch	FICC	Fixed Income Clearing Corporation

Currency Abbreviations:
USD (or $)	United States Dollar

Municipal Bond or Agency Abbreviations:
AGM	Assured Guaranty Municipal	PSF	Public School Fund	Q-SBLF	Qualified School Bond Loan Fund
NPFGC	National Public Finance Guarantee Corp.

Other Abbreviations:
BABs	Build America Bonds	LIBOR	London Interbank Offered Rate	TBA	To-Be-Announced